Summary Prospectus May 1, 2015
CLASS A (CPXAX), CLASS C (CPXCX), CLASS I (CPXIX),
CLASS R (CPRRX) AND CLASS Z (CPXZX) SHARES
Cohen & Steers Preferred Securities and Income Fund
Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.cohenandsteers.com/prospectus. You can also get this information at no cost by calling 800.330.7348 or by sending an e-mail request to marketing@cohenandsteers.com. The current prospectus and statement of additional information, dated May 1, 2015, are incorporated by reference into this summary prospectus.
Investment Objective
The investment objective of Cohen & Steers Preferred Securities and Income Fund (the “Fund”) is to seek total return (high current income and capital appreciation).
Fund Fees and Expenses
This table describes the fees and expenses that you could pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $100,000 in Cohen & Steers funds. More information about these and other discounts is available from your financial intermediary and in “How to Purchase, Exchange and Sell Fund Shares—Purchasing the Class of Fund Shares that is Best for You” in the Fund’s prospectus (the “Prospectus”) and “Reducing the Initial Sales Load on Class A Shares” in the Fund’s Statement of Additional Information (the “SAI”).
	Class A	Class C	Class I	Class R	Class Z
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed On Purchases (as % of offering price)	3.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as % of the net asset value at the time of purchase or redemption, whichever is lower)	None	1.00% (1)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fee	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution (12b-1) Fees	0.25%	0.75%	None	0.50%	None
Other Expenses	0.14%	0.14%	0.14%	0.14%	0.14%
Service Fee(2)	0.10%	0.25%	0.10%	None	None
Total Other Expenses	0.24%	0.39%	0.24%	0.14%	0.14%
Total Annual Fund Operating Expenses(3)	1.19%	1.84%	0.94%	1.34%	0.84%
Fee Waiver/Expense Reimbursement(3)	(0.04)%	(0.04)%	(0.14)%	(0.04)%	(0.04)%
Total Annual Fund Operating Expenses (after fee waiver/expense reimbursement)(3)	1.15%	1.80%	0.80%	1.30%	0.80%
(1)	For Class C shares, the maximum deferred sales charge does not apply after one year.
(2)	Reflects the maximum amount of shareholder servicing fees that may be paid by a share class. Actual amounts could be less.
(3)	Cohen & Steers Capital Management, Inc., the Fund’s investment advisor (the “Advisor”), has contractually agreed to waive its fee and/or reimburse expenses through June 30, 2016 so that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses and extraordinary expenses) do not exceed 1.15% for the Class A shares, 1.80% for the Class C shares, 0.80% for the Class I shares, 1.30% for the Class R shares and 0.80% for the Class Z shares. This contractual agreement can be amended at any time by agreement of the Fund and the Advisor and will terminate automatically in the event of termination of the investment advisory agreement between the Advisor and the Fund.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that the Advisor did not waive its fee and/or reimburse expenses after June 30, 2016 (through June 30, 2016, expenses are based on the net amount pursuant to the fee

CPXSPRO-0515

waiver/expense reimbursement agreement). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$488	$735	$1,001	$1,761
Class C Shares
Assuming redemption at the end of the period	$283	$575	$ 992	$2,155
Assuming no redemption at the end of the period	$183	$575	$ 992	$2,155
Class I Shares	$ 82	$286	$ 507	$1,142
Class R Shares	$132	$421	$ 730	$1,609
Class Z Shares	$ 82	$264	$ 462	$1,033
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of preferred and debt securities issued by U.S. and non-U.S. companies, including traditional preferred securities; hybrid preferred securities that have investment and economic characteristics of both preferred stock and debt securities; floating rate preferred securities; corporate debt securities; convertible securities; contingent capital securities (“CoCos”); and securities of other open-end, closed-end or exchange-traded funds that invest primarily in preferred and/or debt securities as described herein. Certain securities in which the Fund may invest are only eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the “Securities Act”) (referred to as Rule 144A Securities).
The Fund also will invest at least 25% of its net assets in the financials sector, which is comprised of the bank, diversified financials, real estate (including real estate investment trusts (“REITs”)) and insurance industries. From time to time, the Fund may have 25% of its net assets invested in any one of these industries. In addition, the Fund also may focus its investments in other sectors or industries, such as (but not limited to) energy, industrials, utilities, pipelines, health care and telecommunications. The Advisor retains broad discretion to allocate the Fund’s investments across various sectors and industries.
The Fund may invest without limit in securities of non-U.S. companies, which may be non-U.S. dollar denominated, including up to 15% of the Fund’s net assets in securities issued by companies domiciled in emerging market countries. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products per capita than more developed countries.
The Fund may invest in investment grade as well as below investment grade securities and, although not required to do so, will generally seek to maintain a minimum weighted average senior debt rating of companies in which it invests of BBB-. Although a company’s senior debt rating may be BBB-, an underlying security issued by such company in which the Fund invests may have a lower rating than BBB-. Below investment grade securities are also known as “high yield” or “junk” securities. The maturities of debt securities in which the Fund will invest generally will be longer-term (ten years or more); however, as a result of changing market conditions and interest rates, the Fund may also invest in shorter-term debt securities.
The Fund is authorized to purchase, sell or enter into any derivative contract or option on a derivative contract, transaction or instrument, without limitation, including various interest rate transactions such as swaps, caps, floors or collars, and foreign currency transactions such as foreign currency forward contracts, futures contracts, options, swaps and other similar strategic transactions in connection with its investments in securities of non-U.S. companies. The Fund may also enter into short sales. The Fund’s primary use of derivative contracts will be to enter into interest rate and currency hedging transactions in order to reduce the interest rate and foreign currency risk inherent in the Fund’s investments.

Principal Risks
Before investing, be sure to read the additional descriptions of these risks in the full statutory prospectus.
Investment Risk
An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.
Market Risk
Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions.
Preferred Securities Risk
There are various risks associated with investing in preferred securities, including credit risk, interest rate risk, deferral and omission of distributions, subordination to bonds and other debt securities in a company’s capital structure, call, reinvestment and income risk, limited liquidity, limited voting rights and special redemption rights.
•	Deferral and Omission Risk. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. In certain cases, deferring or omitting distributions may be mandatory. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income. In addition, recent changes in bank regulations may increase the likelihood for issuers to defer or omit distributions.
•	Credit and Subordination Risk. Credit risk is the risk that a security in the Fund’s portfolio will decline in price or the issuer of the security will fail to make dividend, interest or principal payments when due because the issuer experiences a decline in its financial status. Preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.
•	Interest Rate Risk. Interest rate risk is the risk that preferred securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall, and therefore the Fund may underperform during periods of rising interest rates. Preferred securities with longer periods before maturity may be more sensitive to interest rate changes.
•	Call, Reinvestment and Income Risk. During periods of declining interest rates, an issuer may be able to exercise an option to redeem its issue at par earlier than scheduled which is generally known as call risk. Recent regulatory changes may increase call risk with respect to certain types of preferred securities. If this occurs, the Fund may be forced to reinvest in lower yielding securities. This is known as reinvestment risk. Preferred securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer, or in the event of regulatory changes affecting the capital treatment of a security. Another risk associated with a declining interest rate environment is that the income from the Fund’s portfolio may decline over time when the Fund invests the proceeds from new share sales at market interest rates that are below the portfolio’s current earnings rate. See Regulatory Risk below.
•	Liquidity Risk. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books. During periods of high volatility, the Fund may experience increased redemptions, requiring it to liquidate securities when it is difficult to do so.
•	Limited Voting Rights Risk. Generally, traditional preferred securities offer no voting rights with respect to the issuer unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. Hybrid-preferred security holders generally have no voting rights.
•	Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in U.S. federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund. See Call, Reinvestment and Income Risk above and Regulatory Risk below.

•	Regulatory Risk. Recent regulatory changes may adversely affect the performance of certain preferred securities. The potential impact of these new regulations on preferred securities and the Fund’s ability to pursue its investment objective through such instruments is unclear at this time. Such regulatory changes may increase issuers’ incentives to call or redeem a security prior to a specified date. Furthermore, from time to time, preferred securities have been, and may in the future be, offered having features other than those described herein.
Debt Securities Risk
Debt securities generally present various risks, including many of the risks described above under “Preferred Securities Risk.” These include interest rate risk, which is the risk that bond prices will decline because of rising interest rates, credit risk, which is the chance that the issuer of a debt security will fail to timely pay interest and principal or that a debt security’s price declines because of negative perceptions of an issuer’s ability to pay interest and principal, and liquidity risk, which is the risk that securities will not be able to be sold at the time or price desired by the Fund.
Concentration in the Financials Sector Risk
Because the Fund invests at least 25% of its net assets in the financials sector, it will be more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, loan concentration and competition.
Below Investment Grade Securities Risk
Below investment grade securities, or equivalent unrated securities, generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic conditions could disrupt the market for below investment grade securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.
Foreign (Non-U.S.) and Emerging Market Securities Risk
Risks of investing in foreign securities, which can be expected to be greater for investments in emerging markets, include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers.
Securities of companies in emerging markets may be more volatile than those of companies in more developed markets. Emerging market countries generally have less developed markets and economies and in some countries, less mature governments and governmental institutions. Political developments in foreign countries or the United States may at times subject such countries to sanctions from the U.S. government, foreign governments and/or international institutions that could negatively affect a Fund’s investments in issuers located in, doing business in or with assets in such countries. Investing in securities of companies in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of expropriation, nationalization, confiscation, trade sanctions or embargoes or the imposition of restrictions on foreign investment, the lack of hedging instruments, and repatriation of capital invested. The securities and real estate markets of some emerging market countries have in the past experienced substantial market disruptions and may do so in the future. The economies of many emerging countries may be heavily dependent on international trade and, accordingly have been and may continue to be adversely affected by trade barriers, exchange controls managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they wish to trade.
Foreign Currency Risk
Although the Fund will report its net asset value ("NAV") and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, the Fund’s investments in foreign securities will be subject to foreign currency risk, which means that the Fund’s NAV could decline solely as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. The Fund may, but is not required to, engage in various investments that are designed to hedge the Fund’s foreign currency risks, and such investments are subject to the risks described under Derivatives and Hedging Transactions Risk below.

Contingent Capital Securities Risk
Contingent capital securities (sometimes referred to as “CoCos”) are debt or preferred securities with loss absorption characteristics built into the terms of the security, for example a mandatory conversion into common stock of the issuer under certain circumstances, such as the issuer’s capital ratio falling below a certain level. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor, hence worsening the Fund’s standing in a bankruptcy. Some CoCos provide for a reduction in the value or principal amount of the security under such circumstances. In addition, most CoCos are considered to be high yield or “junk” securities and are therefore subject to the risks of investing in below investment grade securities. See Below Investment Grade Risk above.
Derivatives and Hedging Transactions Risk
The Fund’s use of derivatives, including for the purpose of hedging interest rate or foreign currency risks, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are counterparty risk, financial leverage risk, liquidity risk, over-the-counter (“OTC”) trading risk and tracking risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives.
Recent legislation has called for a new regulatory framework for the derivatives market. The impact of the new regulations are still unknown, but the regulations have the potential to increase the costs of using derivatives, may limit the availability of some forms of derivatives or the Fund’s ability to use derivatives, and may adversely affect the performance of some derivative instruments used by the Fund as well as the Fund’s ability to pursue its investment objective through the use of such instruments.
Rule 144A Securities Risk
Rule 144A Securities are considered restricted securities because they are not registered for sale to the general public and may only be resold to certain qualified institutional buyers. Institutional markets for Rule 144A Securities that exist or may develop may provide both readily ascertainable values for such securities and the ability to promptly sell such securities. However, if there are an insufficient number of qualified institutional buyers interested in purchasing Rule 144A Securities held by the Fund, the Fund will be subject to liquidity risk and thus may not be able to sell the Rule 144A Securities at a time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.
Your investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Fund Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for the Class A shares. The table shows how the Fund’s average annual returns compare with the performance of selected broad market indexes over various time periods. Past performance (both before and after taxes) is not, however, an indication as to how the Fund may perform in the future. Updated performance information, including the Fund’s NAV per share, is available at www.cohenandsteers.com or by calling (800) 330-7348.
The bar chart does not reflect the deduction of sales charges imposed on Class A shares; if these amounts were reflected, returns would be less than those shown.
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Class A Shares
Annual Total Returns(1)
Highest quarterly return during this period: 10.47%
(quarter ended September 30, 2010)
Lowest quarterly return during this period: -5.27%
(quarter ended September 30, 2011)
(1) The annual total returns for the Class C, I, R and Z shares of the Fund are substantially similar to the annual total returns of the Class A shares, because the assets of all classes are invested in the same portfolio of securities. The annual total returns differ only to the extent that the classes do not have the same expenses.
Average Annual Total Returns
(for the periods ended December 31, 2014)
	1 Year	Since Inception (May 3, 2010)
Class A Shares
Return Before Taxes	7.42%	9.35%
Return After Taxes on Distributions	5.71%	7.57%
Return After Taxes on Distributions and Sale of Fund Shares	5.09%	6.89%
Class C Shares
Return Before Taxes	9.85%	9.51%
Class I Shares
Return Before Taxes	12.00%	10.62%
Class R Shares
Return Before Taxes	N/A (1)	N/A (1)
Class Z Shares
Return Before Taxes	N/A (1)	N/A (1)
BofA Merrill Lynch Fixed Rate Preferred Securities Index (reflects no deduction for fees, expenses or taxes)(2)	15.44%	7.76%
Blended Benchmark (reflects no deduction for fees, expenses or taxes)(2)	12.15%	8.31%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)(3)	13.69%	14.65%
(1)	The inception date for Class R and Class Z shares is October 1, 2014.
(2)	Blended benchmark consists of 50% BofA Merrill Lynch Fixed Rate Preferred Securities Index and 50% BofA Merrill Lynch US Capital Securities Index. The BofA Merrill Lynch Fixed Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. The BofA Merrill Lynch US Capital Securities Index is a subset of The BofA Merrill Lynch US Corporate Index including all fixed-to-floating rate, perpetual callable and capital securities.
(3)	The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance.
After-tax returns are shown for Class A shares only. After-tax returns for Class C, I, R and Z shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Investment Management
Advisor
Cohen & Steers Capital Management, Inc. (the “Advisor”)
Portfolio Managers
The Fund's portfolio managers are:
Joseph M. Harvey—Vice President of the Fund. Mr. Harvey has been a portfolio manager of the Fund since inception.
William F. Scapell—Vice President of the Fund. Mr. Scapell has been a portfolio manager of the Fund since inception.
Elaine Zaharis-Nikas—Ms. Zaharis-Nikas has been a portfolio manager of the Fund since 2015.
Purchase and Sale of Fund Shares
	Class A and C Shares	Class I Shares	Class R and Z Shares
Minimum Initial Investment	• No minimum	• $100,000 (aggregate for registered advisors)	• No minimum
Minimum Subsequent Investment	• No minimum • $100 for Automatic Investment Plans	• No minimum • $500 for Automatic Investment Plans	• No minimum • $50 for Automatic Investment Plans
You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange (“NYSE”) is open for business, by written request, wire transfer (call (800) 437-9912 for instructions) or telephone. You may purchase, redeem or exchange shares of the Fund either through a financial intermediary or directly through Cohen & Steers Securities, LLC, the Fund’s distributor (the “Distributor”). For accounts opened directly through the Distributor, a completed and signed Subscription Agreement is required for the initial account opened with the Fund.
Please mail the signed Subscription Agreement to:
Boston Financial Data Services
Cohen & Steers Funds
P.O. Box 8123
Boston, MA 02266-8123
Phone: (800) 437-9912
Tax Information
The Fund’s distributions are taxable as ordinary income or capital gains, up to the extent of the Fund’s current and/or accumulated earnings and profits, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its Advisor or Distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s Web site for more information.

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